UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021
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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Commission file number: 001-35913
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Pennsylvania		20-4929029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Oxford Centre		(412)	304-0304
301 Grant Street, Suite 2700		(Registrant’s telephone number, including area code)
Pittsburgh,	Pennsylvania	15219
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	TSCAP	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	TSCBP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2021, TriState Capital Holdings, Inc. (the “Company”) filed with the Pennsylvania Department of State Articles of Amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Articles”), to (i) increase the authorized shares of the Company’s common stock, no par value (the “Voting Common Stock”), to 51,653,347 shares and (ii) create a class of non-voting common stock, no par value (the “Non-Voting Common Stock”), and authorize 6,653,347 shares of Non-Voting Common Stock.

Pursuant to the terms of the Amendment, the Non-Voting Common Stock will in all respects carry the same rights, privileges and preferences as the Voting Common Stock (including in respect of dividends and in respect of distributions upon any dissolution, liquidation or winding up of the Company) and will be treated the same as Voting Common Stock (including in any merger, consolidation, share exchange, stock split, reverse stock split, reclassification or other similar transaction) except as otherwise provided in the Amendment.

The holders of Non-Voting Common Stock will have no voting rights and will not be entitled to vote on any matter except as otherwise required by law or as expressly provided for in the Amendment. The affirmative vote of the holders of a majority of the outstanding shares of Non-Voting Common Stock, voting separately as a class, will be required to (i) amend, alter, change or repeal any provision of the Articles if such amendment, alteration, change or repeal would significantly and adversely affect the powers, preferences, rights or privileges of the Non-Voting Common Stock contained in the Articles or (ii) approve (or adopt any definitive document that contemplates) a reorganization event pursuant to which the Non-Voting Common Stock will not be treated on equivalent terms as the Voting Common Stock in connection with any repurchase, tender offer, subscription offer or similar transaction. In addition, so long as any shares of Non-Voting Common Stock are outstanding, the vote or consent of the holders of at least a majority of the outstanding shares of Voting Common Stock and the outstanding shares of Non-Voting Common Stock, voting together as a single class, will be necessary for effecting or validating any voluntary liquidation, dissolution or winding up of the Company.

If the Company declares or pays a dividend with respect to the Voting Common Stock, then the Company must at the same time declare and pay an equivalent dividend, on a per share basis, with respect to the Non-Voting Common Stock. If the Company declares or pays a dividend with respect to the Non-Voting Common Stock, then the Company must at the same time declare and pay an equivalent dividend, on a per share basis, with respect to the Voting Common Stock. If the Company effects any transaction in which any share of the Voting Common Stock or Non-Voting Common Stock are divided into a greater number of shares (by stock split, subdivision, reclassification or otherwise, but excluding any stock dividend) or any transaction in which any shares of the Voting Common Stock or Non-Voting Common Stock are consolidated or combined into a lesser number of shares (by reclassification, reverse stock split or otherwise) then the shares of the other class of Common Stock shall, concurrently with the effectiveness of any such transaction, be proportionately split, subdivided, reclassified, combined, consolidated, reverse-split or otherwise, as appropriate, in the same manner.

Shares of Non-Voting Common Stock will automatically convert into shares of Voting Common Stock in certain circumstances, including in a transfer (a) in a Widespread Public Distribution (as defined in the Amendment), (b) to the Company, (c) in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any class of voting securities or (d) to a controlling shareholder. Shares of Voting Common Stock issued upon such a conversion will have the same rights and privileges as the shares of Voting Common Stock then issued and outstanding, including the right to cast one vote per share. Any issuance of additional shares of Voting Common Stock issued as a result of the conversion of shares of Non-Voting Common Stock would increase the total number of shares of Voting Common Stock outstanding on a one-for-one basis.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information set forth in Item 5.07 of this report with respect to shareholder approval of the Amendment is incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2021, the Company held its annual meeting of shareholders (the “Annual Meeting”). At the close of business on April 1, 2021 (the record date for the Annual Meeting), there were 33,160,605 shares of Voting Common Stock outstanding and entitled to vote. At the Annual Meeting, 32,064,880, or 96.70%, of the outstanding shares of Voting Common Stock entitled to vote were represented in person or by proxy.

At the Annual Meeting, shareholders of the Company: (1) elected David L. Bonvenuto, James J. Dolan and Audrey P. Dunning to the Board of Directors as Class I members, for terms expiring at the Company’s 2025 annual meeting of shareholders; (2) approved the compensation of the Company’s named executive officers on an advisory basis; (3) approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (4) approved an amendment to the Company’s 2014 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) to increase the number of authorized shares of Voting Common Stock issuable under the Omnibus Incentive Plan and to clarify eligibility for participation under the Omnibus Incentive Plan; (5A) approved an amendment to the Articles to increase the number of authorized shares of common stock; and (5B) approved an amendment to the Articles to authorize the creation of the Non-Voting Common Stock. The final results of voting on each of the matters submitted to a vote of the Company’s shareholders during the Annual Meeting are set forth below.

1. Election of directors	For	Withheld	Broker Non-Votes
David L. Bonvenuto	31,113,930	404,402	546,548
James J. Dolan	30,803,984	714,348	546,548
Audrey P. Dunning	31,064,395	453,937	546,548

	For	Against	Abstain	Broker Non-Votes
2. Advisory vote on the compensation of the Company’s named executive officers	22,223,960	7,997,952	1,296,420	546,548

	For	Against	Abstain	Broker Non-Votes
3. Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021	32,023,209	34,389	7,282	—

	For	Against	Abstain	Broker Non-Votes
4. Amendment of the Omnibus Incentive Plan to increase the number of authorized shares of Voting Common Stock issuable under the Omnibus Incentive Plan and to clarify eligibility for participation under the Omnibus Incentive Plan	23,395,505	6,859,347	1,263,480	546,548

	For	Against	Abstain	Broker Non-Votes
5A. Amendment to the Articles to increase the number of authorized shares of common stock	31,258,398	258,332	1,602	546,548

	For	Against	Abstain	Broker Non-Votes
5B. Amendment to the Articles to authorize the creation of the Non-Voting Common Stock	29,048,547	2,205,116	264,669	546,548

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of TriState Capital Holdings, Inc., dated as of May 17, 2021.
104	Cover Page Integrative Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Date: May 17, 2021

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